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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) MAY 6, 2003

                        --------------------------------

                                MASCO CORPORATION
               (Exact name of Registrant as Specified in Charter)




          DELAWARE                      1-5794                  38-1794485
          --------                      ------                  ----------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)





    21001 VAN BORN ROAD, TAYLOR, MICHIGAN                          48180
    -------------------------------------                          -----
   (Address of Principal Executive Offices)                      (Zip Code)




                                 (313) 274-7400
                                 --------------
               Registrant's telephone number, including area code






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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The following information is being provided under Item 12 and is being furnished under Item A in accordance with SEC Release No. 33-8216.

         (c)  Exhibits

                 99.1 Press Release of Masco Corporation, dated May 6, 2003, reporting Masco Corporation's financial results for the first quarter of 2003.

                 99.2 Supplemental Information prepared for use in connection with the financial results for the first quarter of 2003.

         ITEM 9.  REGULATION FD DISCLOSURE.

         This information set forth under "Item 9. Regulation FD Disclosure" is intended to be furnished under Item 9 and also under "Item 12. Results Of Operations And Financial Condition" in accordance with SEC Release No. 33-8216. Such information, including the Exhibits attached hereto under Item 7, shall not be deemed "filed" for purposes of Section 18 of the Securities Act under of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Masco Corporation, dated May 6, 2003, reporting Masco Corporation's financial results for the first quarter of 2003.

         On May 6, 2003, Masco Corporation will hold an investor conference and webcast to disclose financial results for the first quarter of 2003. The Supplemental Information package for use at this conference is attached and incorporated by reference herein as Exhibit 99.2. All information in the Supplemental Information package is presented as of March 31, 2003, and Masco Corporation does not assume any obligation to correct or update such information in the future.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          MASCO CORPORATION



                                          By: /s/ Timothy Wadhams
                                              -------------------------------
                                          Name:  Timothy Wadhams
                                          Title: Vice President and
                                                  Chief Financial Officer



May 6, 2003


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                                  EXHIBIT INDEX


               99.1 Press Release of Masco Corporation, dated May 6, 2003, reporting Masco Corporation's financial results for the first quarter of 2003.

               99.2 Supplemental Information prepared for use in connection with the financial results for the first quarter of 2003.